UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2018

CERECOR INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37590	45-0705648
(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street, Suite 606, Baltimore, Maryland 21202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (410) 522-8707

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02. Unregistered Sale of Equity Securities.

As previously reported on the Current Report on Form 8-K of Cerecor Inc. (the “Company”) filed on November 17, 2017 (“November 8-K”), the Company issued shares of its Common Stock pursuant to the transaction documents described in Item 1.01 of the November 8-K. Under these transaction documents, 2,349,968 additional shares of Company Common Stock were to be issued upon shareholder approval under NASDAQ Listing Rule 5634(d) (the “Contingent Issuance”). At the Annual Meeting (defined below), the Contingent Issuance was approved (See Item 5.07 below).

The Contingent Issuance was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance of the exemption from registration provided by Section 4(a)(2) of the Securities Act because such issuance does not involve a public offering. The information disclosed in response to Item 1.01 of the November 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                                  On May 15, 2018, at the annual meeting of stockholders (the “Annual Meeting”) of the Company, the stockholders approved the Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan (the “Plan”), which increases the total number of shares of common stock reserved for issuance under the Plan to 3,915,428 shares.  The Company’s Board of Directors (the “Board”) approved the Plan on March 27, 2018, subject to stockholder approval.

You can find a summary of the principal features of the Plan in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, filed with the SEC on April 5, 2018 (the “2018 Proxy”), under the heading “Proposal Eight — Approval of Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan”.  The above summary of the Plan is qualified in its entirety by the full text of the Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting the Company’s stockholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”) to eliminate the classification of the Board (the “Certificate Amendment”), as described in the 2018 Proxy. The Amendment was filed with the Secretary of State of the State of Delaware on May 17, 2018 and became effective on such date. The Certificate Amendment is filed as Exhibit 3.1.2 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Additionally, at the Annual Meeting, the Company’s stockholders approved an amendment (the “Bylaw Amendment”) to the Company’s amended and restated Bylaws (the “Bylaws”), which effected conforming changes to the Bylaws to implement the change effected by the Certificate Amendment, to eliminate the classification of the Board. The Bylaw Amendment became effective on May 15, 2018. A copy of the Amended and Restated Bylaws is filed as Exhibit 3.2.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2018 Annual Meeting on May 15, 2018.  At the Annual Meeting, stockholders voted on the following items:

1.              Proposal 1: To approve an amendment to the Company’s Certificate and Bylaws to declassify the Board. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
23,286,049	31,990	35,083	None

2.              Proposal 2: Upon the approval of the first proposal, to elect seven nominees to the board of directors to hold office until the 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified. The following nominees were elected to the Company’s board of directors, with the voting results for each nominee as shown:

Members	For	Withheld	Broker Non-Votes
Uli Hacksell, Ph.D.	22,909,520	443,602	None
Isaac Blech	22,952,437	400,685	None
Steven J. Boyd	20,265,001	3,088,121	None
Peter Greenleaf	22,977,619	375,503	None
Phil Gutry	22,956,258	396,864	None
Simon C. Pedder, Ph.D.	20,261,430	2,945,682	None
Magnus Persson, M.D., Ph.D.	22,953,729	399,393	None

3.              Proposal 4:    To approve an amendment to the Certificate to eliminate the provision requiring a super-majority stockholder vote to amend the Certificate.  The votes indicated below resulted in this proposal not being approved:

For	Against	Abstain	Broker Non-Votes
20,219,177	3,087,618	46,327	None

4.              Proposal 5: To approve an amendment to the Certificate and Bylaws to eliminate the provisions requiring a super-majority stockholder vote to amend the Bylaws. The votes indicated below resulted in this proposal not being approved:

For	Against	Abstain	Broker Non-Votes
20,216,086	3,089,429	47,607	None

5.              Proposal 6: To approve an amendment to our Certificate and Bylaws to allow stockholders to act by majority written consent as long as Armistice Capital LLC owns at least 40% of our outstanding stock. The votes indicated below resulted in this proposal not being approved:

For	Against	Abstain	Broker Non-Votes
20,201,534	3,110,595	40,993	None

6.              Proposal 7: To approve, as required by and in accordance with NASDAQ Listing Rule 5635(d), the issuance of an aggregate of 2,349,968 additional shares of the Company’s common stock pursuant to our November 17, 2017 agreements to acquire TRx Pharmaceuticals, LLC and its subsidiaries. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
23,170,126	143,559	39,437	None

7.              Proposal 8:    To approve the Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan. This proposal was approved by the votes indicated below:

For	Against	Abstain	Broker Non-Votes
17,504,326	610,190	53,690	5,184,916

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

3.1.2	Amended and Restated Certificate of Incorporation of Cerecor Inc.
3.2.1	Cerecor Inc. Second Amended and Restated Bylaws.
10.1	Cerecor Inc. Amended and Restated 2016 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: May 17, 2018	/s/ Peter Greenleaf
Peter Greenleaf
Chief Executive Officer